General
New York Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

        Contents

        THE FUND
----------------
    2    Letter from the President
    3    Discussion of Fund Performance
    6    Statement of Investments
   12    Statement of Assets and Liabilities
   13    Statement of Operations
   14    Statement of Changes in Net Assets
   15    Financial Highlights
   16    Notes to Financial Statements

   FOR MORE INFORMATION
-----------------------
       Back Cover

                         General New York      The Fund
                Municipal Bond Fund, Inc.



LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this semiannual report for General New York Municipal Bond Fund, Inc., covering the six-month period from November 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the reporting period, including a discussion with the Fund's portfolio manager, Monica Wieboldt.

The past six months have generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities provided good results in this economic climate, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through most of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds narrowed to more historically normal levels.

We appreciate your confidence over the past six months, and we look forward to your continued participation in General New York Municipal Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform?

The Fund produced a 1.53% total return over the six-month period ended April 30, 1999,1 compared to a total return of 1.28% for the average of the Lipper New York Municipal Debt Funds category.(2)

What is the Fund's investment approach?

Our goal is to seek a high level of federally and New York state tax-exempt income from a diversified portfolio of longer-term municipal bonds. To achieve this goal, we employ two primary strategies. First, we attempt to add value by selecting bonds that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with holdings that have the potential to provide capital appreciation.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for purchases. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell

                                                                The Fund     3
briefly in October, just before the six-month reporting period began, to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, New York state and its municipalities have had less need to borrow. As a result, fewer tax-exempt bonds were issued than in the same period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

We continue to search for the most attractive values in New York's municipal bond market. We have found such values, in our opinion, in bonds issued by municipalities such as New York City, which has traditionally offered higher yields than most other New York issuers. However, a strong economy and prudent fiscal management have improved New York City's financial condition, and new issues have reflected those improvements. The Fund continually evaluates situations such as private placements or smaller issuers that provide opportunities to enhance or maintain yield. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New York residents. Some income may be subject to the Federal Alternative Minimum Tax
   (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

                                                                The Fund     5

STATEMENT OF INVESTMENTS
April 30, 1999 (Unaudited)



                                                                Principal
Long-Term Municipal Investments--99.4%                         Amount ($)      Value ($)
----------------------------------------------------------------------------------------
New York--94.5%
Albany Industrial Development Agency:
   Civic Facility Revenue (Sage Colleges Project)
       5.30%, 4/1/2029                                          1,750,000      1,739,255
   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                 5,600,000      5,790,064
   LR:
   (New York State Assembly Building Project)
       7.75%, 1/1/2010                                          3,390,000      3,647,335
   (New York State Department of Health Building
       Project) 7.25%, 10/1/2010                                1,730,000      1,932,635
Board of Cooperative Educational Services, COP
   (Greenport Vocational Facility Project)
   7.875%, 10/1/2000                                              461,881        472,403
Cohoes Industrial Development Agency, IDR (Norlite
   Corp. Project) 6.75%, 5/1/2009 (LOC; Dresdner
   Bank, Prerefunded 5/1/2002)a                                 2,400,000      2,638,032
Franklin County Solid Waste Management Authority,
   Solid Waste Systems Revenue 6.125%, 6/1/2009                 1,350,000      1,392,012
Huntington Housing Authority, Senior Housing Facility
   Revenue (Gurwin Jewish Senior Residences)
   6%, 5/1/2029                                                 1,370,000      1,373,480
Long Island Power Authority, Electric System Revenue
   5.50%, 12/1/2029                                             2,960,000      3,040,897
Metropolitan Transportation Authority,
   Transportation Facilities Revenue:
       6.521%, 7/1/2014 (Insured; FSA)b                         2,000,000      2,122,800
       6%, 7/1/2016 (Insured; FSA)                              5,000,000      5,426,350
       Refunding (Service Contract) 5.375%, 7/1/2021            3,000,000      3,046,740
New York City:
   5.875%, 8/15/2013                                            3,300,000      3,564,627
   5.875%, 8/15/2016                                            2,715,000      2,929,213
   Refunding:
       6.375%, 8/15/2012                                        2,670,000      2,956,224
       6%, 8/1/2016                                             4,000,000      4,349,960
       6%, 8/1/2017                                             2,000,000      2,183,160
       6%, 8/1/2021                                             6,000,000      6,540,900
       6.125%, 8/1/2025                                         5,000,000      5,511,000
New York City Health and Hospitals Corp.,
   Health Systems Revenue 5.25%, 2/15/2017                      1,700,000      1,678,580
New York City Industrial Development Agency:
   Civic Facility Revenue:
       (College of Aeronautics Project) 5.50%,
       5/1/2028                                                 1,600,000      1,621,760

6

                                                                Principal
Long-Term Municipal Investments (continued)                     Amount ($)      Value ($)
----------------------------------------------------------------------------------------
New York (continued)
New York City Industrial Development Agency (continued):
   Civic Facility Revenue (continued):
       (YMCA of Greater New York Project)
       5.80%, 8/1/2016                                          1,500,000      1,577,265
   IDR:
       (Brooklyn Navy Yard) 5.75%, 10/1/2036                    1,970,000      2,017,122
       Refunding (LaGuardia Association LP Project)
           6%, 11/1/2028                                        3,790,000      3,823,845
   Special Facility Revenue:
       (1990 American Airlines Inc. Project)
           5.40%, 7/1/2020                                      2,000,000      2,019,920
       (Terminal One Group Association Project)
           6%, 1/1/2019                                         3,000,000      3,177,720
New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue
   6%, 6/15/2025 (Prerefunded 6/15/2005)a                       9,750,000     10,884,510
State of New York, GO 5.70%, 3/15/2013                          2,000,000      2,130,520
New York State Dormitory Authority, Revenues:
   4201 School Program 5%, 7/1/2018                             2,000,000      1,950,500
   Consolidated City University Systems:
       5.75%, 7/1/2013                                         10,005,000     10,892,443
       5.625%, 7/1/2016                                         2,500,000      2,685,950
       5.75%, 7/1/2018                                          2,500,000      2,714,725
   Department of Health:
       5.75%, 7/1/2017                                          5,240,000      5,504,201
       (Roswell Park Cancer) 6.625%, 7/1/2024
           (Prerefunded 7/1/2005)a                              2,700,000      3,117,366
   Lease Revenue (Municipal Health Facilities
       Improvement Program)
       4.75%, 1/15/2029                                         1,500,000      1,408,020
   Refunding:
       (Mental Health Services Facility) 6%, 8/15/2021          1,750,000      1,900,255
       Secured Hospital (New York Downtown Hospital)
           5.30%, 2/15/2020                                     5,000,000      5,001,600
   State University Educational Facilities:
       5.875%, 5/15/2017                                        2,060,000      2,279,040
       6%, 5/15/2025 (Prerefunded 5/15/2005)a                   3,825,000      4,302,016
   (WK Nursing Home Corp.) 6.05%, 2/1/2026
       (Insured; FHA)                                           5,000,000      5,375,050

                                                                The Fund 7


                                                                Principal
Long-Term Municipal Investments (continued)                     Amount ($)      Value ($)
----------------------------------------------------------------------------------------
New York (continued)
New York State Energy Research and Development
   Authority: Electric Facilities Revenue
   (Long Island Lighting Co.):
       7.15%, 2/1/2022                                            915,000        992,006
       7.15%, 2/1/2022 (Prerefunded 6/15/2002)a                 2,520,000      2,805,894
       5.30%, 11/1/2023                                         1,600,000      1,592,816
   Facilities Revenue (Consolidated Edison Co. of
       New York, Inc. Project) 7.125%, 12/1/2029                2,000,000      2,294,820
   Gas Facilities Revenue (Brooklyn Union Gas Co.
       Project) 6.368%, 4/1/2020                                5,000,000      5,686,700
New York State Environmental Facilities Corp.
   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016           5,200,000      5,733,572
New York State Housing Finance Agency, Revenue:
   (LooseStrife Fields Apartments and Fairway Manor)
       6.75%, 11/15/2036 (Insured; FHA)                         5,910,000      6,411,700
   Refunding:
       Health Facilities 6%, 11/1/2007                          6,000,000      6,599,460
       (Housing Mortgage Project)
           6.10%, 11/1/2015 (Insured; FSA)                      1,965,000      2,131,357
   Service Contract Obligation:
       6%, 9/15/2016                                            8,675,000      9,314,000
       6%, 3/15/2026                                            6,645,000      7,239,462
       Refunding:
           5.25%, 3/15/2011                                     2,000,000      2,066,020
           5.50%, 9/15/2018                                     6,000,000      6,231,060
New York State Medical Care Facilities Finance Agency,
   Revenue: Hospital & Nursing Home Insured Mortgage:
       6.85%, 2/15/2012 (Prerefunded 2/15/2002)
           (Insured; FHA)a                                      2,670,000      2,920,820
       6.20%, 8/15/2013 (Insured; FHA)                          3,000,000      3,201,990
       6.125%, 2/15/2015                                        5,170,000      5,581,377
   Long Term Health Care 6.45%, 11/1/2010
       (Insured; FSA)                                           4,705,000      5,156,962
New York State Mortgage Agency, Homeowner Revenue:
   6%, 4/1/2017                                                 2,000,000      2,140,280
   6.60%, 10/1/2019                                             3,500,000      3,788,785
   6.05%, 4/1/2026                                              5,490,000      5,866,449
   6.40%, 4/1/2027                                              3,965,000      4,313,920
New York State Thruway Authority, Service Contract
   Revenue (Local Highway and Bridge):
       6%, 4/1/2012                                             6,195,000      6,840,457
       6.25%, 4/1/2014 (Prerefunded 4/1/2005)a                  2,000,000      2,254,780
       5.75%, 4/1/2016                                          4,950,000      5,274,819


                                                                Principal
Long-Term Municipal Investments (continued)                     Amount ($)      Value ($)
----------------------------------------------------------------------------------------
New York (continued)
New York State Urban Development Corp.,
   Correctional Facilities Revenue:
       5.375%, 1/1/2015                                         3,000,000      3,072,840
       Refunding 5.50%, 1/1/2014                                3,000,000      3,191,400
Niagara Frontier Transportation Authority, Airport
   Revenue (Greater Buffalo International Airport)
   6.125%, 4/1/2014 (Insured; AMBAC)                            2,700,000      2,901,447
Onondaga County Industrial Development Agency,
   Sewer Facilities Revenue
   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024          4,000,000      4,354,600
Orange County Industrial Development Agency,
   Life Care Community Revenue
   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                  1,000,000        993,860
Port Authority of New York and New Jersey:
   Port, Airport and Marina Revenue
       (Consolidated Bond 116th Series)
       4.25%, 10/1/2026 (Insured; FGIC)                         1,000,000        873,190
   Special Obligation Revenue
       (Special Project-JFK International Air Terminal)
       5.75%, 12/1/2025 (Insured; MBIA)                         4,500,000      4,770,090
Rensselaer County Industrial Development Agency, IDR
   (Albany International Corp.) 7.55%, 6/1/2007                 4,000,000      4,769,400
Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project) 6.15%, 7/1/2028                3,000,000      3,028,650
Triborough Bridge and Tunnel Authority,
   General Purpose Revenue, Refunding
   6.125%, 1/1/2021                                             3,000,000      3,458,490
Yonkers Industrial Development Agency,
   Civic Facilities Revenue (St. Joseph's Hospital)
   5.90%, 3/1/2008                                              3,900,000      3,893,487
U.S. Related--4.9%
Puerto Rico Commonwealth, Refunding (Public
   Improvement) 6%, 7/1/2026
   (Prerefunded 7/1/2007)a                                      5,000,000      5,694,250
Puerto Rico Electric Power Authority, Power Revenue
   5.929%, 7/1/2023 (Prerefunded 7/1/2002)a                     2,000,000      2,148,920
Puerto Rico Highway and Transportation Authority,
   Transportation Revenue:
   7.49%, 7/1/2038 (Insured; MBIA)b                             2,000,000      1,942,240
   8.384%, 7/1/2038 (Insured; MBIA)b                              500,000        485,560

                                                                   The Fund    9


----------------------------------------------------------------------------------------
                                                                Principal
Long-Term Municipal Investments (continued)                     Amount ($)      Value ($)
----------------------------------------------------------------------------------------
U.S. Related (continued)
Virgin Islands Public Finance Authority, Revenue,
   Refunding 5.50%, 10/1/2014                                   4,000,000      4,142,280
Total Long-Term Municipal Investments
   (cost $271,559,721)                                                       292,879,705

                                                                Principal
Short-Term Municipal Investments--.5%                          Amount ($)      Value ($)
----------------------------------------------------------------------------------------
New York;
New York City, VRDN
   4.25% (Insured; AMBAC, SBPA;
   Morgan Guaranty Trust)c
   (cost $1,600,000)                                            1,600,000      1,600,000
----------------------------------------------------------------------------------------
Total Investments (cost $273,159,721)                               99.9%    294,479,705
Cash and Receivables (Net)                                            .1%        347,494
Net Assets                                                           100%    294,827,199


10

Summary of Abbreviations
AMBAC    American Municipal Bond                 LOC      Letter of Credit
           Assurance Corporation                 LR       Lease Revenue
COP      Certificate of Participation            MBIA     Municipal Bond Investors
FGIC     Financial Guaranty Insurance Company               Assurance Insurance Corporation
FHA      Federal Housing Administration          PCR      Pollution Control Revenue
FSA      Financial Security Assurance            SBPA     Standby Bond Purchase
GO       General Obligation                                 Agreement
IDR      Industrial Development Revenue          VRDN     Variable Rate Demand Notes

Summary of Combined Ratings

Fitch          or     Moody's       or     Standard & Poor's   Value (%)
________________________________________________________________________

AAA                   Aaa                  AAA                      28.6
AA                    Aa                   AA                        7.5
A                     A                    A                        26.8
BBB                   Baa                  BBB                      26.7
BB                    Ba                   BB                         .5
B                     B                    B                          .5
Not Rated (d)         Not Rated (d)        Not Rated (d)             9.4
                                                                   100.0


a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security-the interest rate is subject to change periodically. c Securities payable on demand. Variable interest rate-subject to periodic change.
d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

                                                               The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                                                       Cost         Value
-----------------------------------------------------------------------------------------
Assets($):
Investments in securities--See Statement of Investments         273,159,721   294,479,705
Interest receivable                                                             4,301,199
Receivable for shares of Common Stock subscribed                                    2,000
Prepaid expenses                                                                   14,829
                                                                              298,797,733
-----------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                     203,892
Due to Distributor                                                                  6,138
Cash overdraft due to custodian                                                    47,284
Payable for investment securities purchased                                     3,617,543
Payable for shares of Common Stock redeemed                                        35,500
Accrued expenses                                                                   60,177
                                                                                3,970,534
-----------------------------------------------------------------------------------------
Net Assets ($)                                                                294,827,199
-----------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                               272,818,001
Accumulated net realized gain (loss) on investments                               689,214
Accumulated net unrealized appreciation (depreciation)
  of investments--Note 4                                                       21,319,984
-----------------------------------------------------------------------------------------
Net Assets ($)                                                                294,827,199
-----------------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.01 par value Common Stock authorized)                 14,566,448
Net Asset Value, offering and redemption price
  per share--Note 3(d) ($)                                                          20.24

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1999 (Unaudited)


-----------------------------------------------------------------------------------------
Investment Income ($)
Income
Interest Income                                                                8,086,010
Expenses:
Management fee--Note 3(a)                                                        878,552
Shareholder servicing costs--Note 3(b)                                           360,274
Professional fees                                                                 29,017
Directors' fees and expenses--Note 3(c)                                           17,755
Custodian fees                                                                    14,946
Registration fees                                                                  7,365
Prospectus and shareholders' reports                                               6,613
Loan commitment fees--Note 2                                                         708
Miscellaneous                                                                     19,452
Total Expenses                                                                 1,334,682
Investment Income--Net                                                         6,751,328
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                                          681,239
Net unrealized appreciation (depreciation) on investments                     (2,999,785)
Net Realized and Unrealized Gain (Loss) on Investments                        (2,318,546)
Net Increase in Net Assets Resulting From Operations                           4,432,782

See notes to financial statements.

                                                                   The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1999         Year Ended
                                                           (Unaudited)  October 31, 1998
----------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                      6,751,328         14,578,552
Net realized gain (loss) on investments                       681,239          3,851,809
Net unrealized appreciation (depreciation) on investments  (2,999,785)         6,042,756
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                 4,432,782         24,473,117
-----------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                     (6,788,268)       (14,541,612)
Net realized gain on investments                           (3,618,844)        (2,945,618)
Total Dividends                                           (10,407,112)       (17,487,230)
-----------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                              28,749,787         73,000,612
Dividends reinvested                                        7,675,374         12,761,186
Cost of shares redeemed                                   (28,854,436)      (104,474,425)
Increase (Decrease) in Net Assets from Capital Stock
  Transactions                                              7,570,725        (18,712,627)
Total Increase (Decrease) in Net Assets                     1,596,395        (11,726,740)
-----------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                       293,230,804        304,957,544
End of Period                                             294,827,199        293,230,804
Undistributed investment income-net                                --             36,940
-----------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                 1,409,039          3,587,659
Shares issued for dividends reinvested                        376,008            625,795
Shares redeemed                                            (1,415,013)        (5,110,787)
Net Increase (Decrease) in Shares Outstanding                 370,034           (897,333)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

---------------------------------------------------------------------------------------------
                          Six Months Ended
                            April 30, 1999                       Year Ended October 31,
                                               ----------------------------------------------
                                (Unaudited)      1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period                20.66      20.20     19.66     19.90     18.73     21.53
Investment Operations:
Investment income--net                 .47        .96       .98      1.01      1.06      1.14
Net realized and unrealized gain
  (loss) on investments               (.17)       .65       .66      (.10)     1.29     (2.49)
Total from investment operations       .30       1.61      1.64       .91      2.35     (1.35)
Distributions:
Dividends from investment
  income--net                         (.47)      (.96)     (.98)    (1.01)    (1.06)    (1.15)
Dividends from net realized
  gain on investments                 (.25)      (.19)     (.12)     (.14)     (.12)     (.30)
Total Distributions                   (.72)     (1.15)    (1.10)    (1.15)    (1.18)    (1.45)
Net asset value, end of period       20.24      20.66     20.20     19.66     19.90     18.73
---------------------------------------------------------------------------------------------
Total Return (%)                      3.09(a)    8.14      8.63      4.68     12.98     (6.59)
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                           .90a       .90       .91       .91       .86       .76
Ratio of net investment income
  to average net assets               4.61a      4.70      4.98      5.12      5.51      5.62
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager           --         --        --        --       .04       .12
Portfolio Turnover Rate               8.37(b)   32.96     66.32     80.30     65.91     24.56
---------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                      294,827    293,231   304,958   309,690   322,636   307,996

a  Annualized.
b  Not annualized.

See notes to financial statements.

                                                                    The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

On April 12, 1999 and April 14, 1999, the Boards of Dreyfus New York Insured Tax Exempt Bond Fund and the Fund, respectively, approved an Agreement and Plan of Reorganization whereby, subject to approval by the shareholders of Dreyfus New York Insured Tax Exempt Bond Fund, the Fund will acquire all the assets, subject to the liabilities, of Dreyfus New York Insured Tax Exempt Bond Fund, in exchange for a number of the Fund's shares having an aggregate net asset value equal to the aggregate net asset value of the shares of Dreyfus New York Insured Tax Exempt Bond Fund.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

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(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carry-

                                                                The Fund 17

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

overs, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 1999, there was no expense reimbursement pursuant to the Agreement.

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(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the
Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1999, the Fund was charged $292,851 pursuant to the Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $48,416 pursuant to the transfer agency agreement.

                                                              The Fund 19

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege. During the period ended April 30, 1999, redemption fees retained by the Fund amounted to $102.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $30,473,090 and $24,333,891, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $21,319,984, consisting of $21,509,101 gross unrealized appreciation and $189,117 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

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FOR MORE INFORMATION

General New York
Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone:
Call 1-800-645-6561

By mail Wite to:
The Dreyfus Family of Funds
14 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-Mail Send your request
to info@dreyfus.com

On the Internet Information
can be viwed online or
downloaded from:
http://www.dreyfus.com

Not FDIC-Insured  *  Not Bank-Guaranteed * May Lose Value

c 1999, Dreyfus Service Corporation   959SA994